For immediate release                             For more information, contact:
                                                              Investor Relations
                                                                  (972) 699-4041
                                                       Email: investor@kaneb.com

                    KANEB Reports Excellent Results for 2004

DALLAS, TX (March 10, 2005) - KANEB today reported results for the year ended December 31, 2004. The KANEB Companies are Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P. (NYSE: KPP, "the Partnership"). Kaneb Services LLC's wholly owned subsidiary, Kaneb Pipe Line Company LLC, is the Partnership's General Partner.

"KANEB had an excellent year. The Partnership's strong performance once again demonstrated the value we have created and grown through strategic acquisitions and effective management. That value is the foundation of our anticipated transaction with Valero, which brings tremendous advantages to Kaneb investors. The combination of the transaction's favorable exchange ratio and the premium at which Valero L.P. units are trading represents a substantial increase in market value for our KPP unitholders. Our KSL shareholders will receive cash that also represents a substantial premium," said John R. Barnes, chairman and CEO of KANEB. "We are very pleased with the KANEB companies' performance in 2004, which continued to build value and deliver growth for our unitholders and shareholders."

On November 1, 2004, Valero L.P. (NYSE: VLI) and the KANEB companies (NYSE: KPP and NYSE: KSL) announced that they had executed definitive agreements to merge Valero L.P. and Kaneb Pipe Line Partners, L.P., and that Valero L.P. will purchase all of Kaneb Services' shares for cash. The date for the special meeting of the unitholders of Valero L.P. and Kaneb Pipe Line Partners, L.P. and the shareholders of Kaneb Services LLC has been set for March 11, 2005. Further information about the transaction is provided on the Valero L.P. website at www.valerolp.com, and a link to the management presentation regarding the transaction is available on the KANEB website at www.kaneb.com.

2004 RESULTS FOR KANEB SERVICES LLC

For the year ended December 31, 2004 Kaneb Services LLC's distributions received from KPP (see Supplemental Information in the attached table) increased to $27.9 million, compared with $25.2 million for 2003. KSL reported net income was $24.4 million, or $2.03 per share, for 2004, compared with $33.1 million, or $2.81 per share for 2003. Income before merger costs in 2004, a $10.9 million gain on issuance of units by KPP in 2003 and cumulative effect of change in accounting principle in 2003 (see Supplemental Information in the attached table) was $25.9 million, or $2.16 per share, for 2004, compared with $22.5 million, or $1.91 per share, for 2003. "This represents a $3.4 million, or $0.25 per share, improvement over last year," said Mr. Barnes.

KSL is a unique limited liability company, the only publicly traded, cash distributing entity taxed as a partnership that owns the general partner interest of another publicly traded master limited partnership. Its assets include the KPP general partner interest and incentive as well as 5.1 million Partnership units, a wholesale petroleum product marketing company, and a wholly owned subsidiary that manages and operates the pipeline and terminaling assets of KPP.

2004 RESULTS FOR KANEB PIPE LINE PARTNERS, L.P.

Kaneb Pipe Line Partners, L.P. reported revenues of $648.2 million for the year ended December 31, 2004, compared with $570.4 million for 2003. Net income for the year was $90.1 million (after merger costs), compared with $82.4 million for the previous year. Net income per unit for the year was $2.84, compared with $2.68 for the previous year. EBITDA increased (see Supplemental Information in the attached table) to $193.4 million for 2004, compared with $181.7 million for 2003.

"The Partnership's 2004 acquisitions were strategic additions to our assets and strengthened our position in the New York Harbor as well as in Scotland, where we are the leading terminal operator in that country," said Edward D. Doherty, chairman and CEO of Kaneb Pipe Line Company LLC, the Partnership's General Partner.

Michael L. Rose, chief operating officer of Kaneb Pipe Line Company LLC, commented on KPP's 2004 performance: "The Partnership had a very strong year, with significant gains in revenues and operating income from our terminaling and product sales operations."

Pipeline revenues for 2004 (see Supplemental Information in the attached table) were $119.8 million, compared with $119.6 million for last year. Pipeline operating income for 2004 was $48.9 million, compared with $51.9 million last year. Pipeline operating income for 2004 was $3.0 million below 2003, due to our planned integrity management program, as well as increases in power and fuel costs. Petroleum pipeline barrel miles shipped in 2004 were 22.2 billion, compared with 21.3 billion in 2003.

Terminaling revenues for 2004 (see Supplemental Information in the attached table) were $259.4 million, compared with $235.0 million for 2003. Terminaling operating income increased to $74.7 million, compared with $66.5 million last year. Terminaling average annual barrels of tankage utilized were 48.9 million for 2004, compared with 46.7 million last year, and the average annualized revenues per barrel of tankage utilized for the year were $5.30, compared with $5.02 for the previous year.

Product sales revenues for 2004 (see Supplemental Information in the attached table) were $269.1 million, compared with $215.8 million for 2003. Product sales operating income for the year was $13.3 million, compared with $10.1 million last year.

ABOUT KANEB

KANEB is a single business represented by two separate publicly traded entities on the New York Stock Exchange. KANEB's business is focused on mid-stream energy assets -- refined petroleum product pipelines, and petroleum and specialty liquids storage and terminaling facilities. KANEB is a major transporter of refined petroleum products in the Midwest and is the third largest independent liquids terminaling company in the world. Worldwide operations include facilities in 29 states, Canada, the Netherlands Antilles, Australia, New Zealand and the United Kingdom. Its publicly traded entities are Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P., (NYSE: KPP, "the Partnership"). For more information, visit www.kaneb.com.

Kaneb Services LLC was formed as a limited liability company in 2001 from assets previously held by Kaneb Services, Inc. (now Xanser Corporation). Those assets include the KPP general partner interest and incentive as well as 5.1 million Partnership units, a wholesale petroleum product marketing company, and a wholly owned subsidiary, Kaneb Pipe Line Company LLC, that manages and operates the pipeline and terminaling assets of KPP. KSL is a unique limited liability company, the only publicly traded, cash distributing entity taxed as a partnership that owns the general partner interest of another publicly traded master limited partnership.

Kaneb Pipe Line Partners, L.P., a master limited partnership, was formed in 1989 to own a 2,075 mile common carrier pipeline system from Kansas to North Dakota that has been managed by Kaneb Pipe Line Company LLC since 1953. Pipeline acquisitions in 1995 and 1998 added 725 miles of pipeline in Colorado, Iowa, South Dakota and Wyoming. In 2002, the Partnership acquired the largest fertilizer pipeline in the country, a 2,000-mile pipeline system that runs from the Louisiana Gulf Coast to the upper Midwest states. In December 2002, the Partnership acquired a 400 mile products pipeline and four terminals in North Dakota and Minnesota. The Partnership entered the liquids terminaling business with a large acquisition in 1993, and has more than tripled the size of this operation through subsequent acquisitions. In 2001, the Partnership completed a $165 million acquisition of seven West Coast, U.S. terminals. In 2002, the Partnership completed a $300 million acquisition of two world-class terminaling facilities located in Point Tupper, Nova Scotia, Canada and on the island of St. Eustatius in the Netherlands Antilles and the acquisition of eight bulk liquid storage terminals in Australia and New Zealand.

Certain of the Company's statements in this press release are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's intentions, plans, beliefs, expectations or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company's business, and other risks and uncertainties detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission. One or more of these factors have affected, and could in the future affect the Company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this press release are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements.

                               KANEB SERVICES LLC
                       CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per share amounts)
                                  (Unaudited)


                                                                        Three Months                       Year
                                                                     Ended December 31,              Ended December 31,
                                                                 --------------------------    --------------------------
                                                                     2004           2003          2004           2003
                                                                 -----------    -----------    -----------    ------------

Consolidated revenues:
        Services                                                 $    98,501    $    88,897    $   379,155    $   354,591
        Products                                                     197,124        125,179        676,093        511,200
                                                                 -----------    -----------    -----------    -----------
                Total consolidated revenues                          295,625        214,076      1,055,248        865,791
                                                                 -----------    -----------    -----------    -----------
Consolidated costs and expenses:
        Cost of products sold                                        189,480        119,779        647,733        486,310
        Operating costs                                               44,386         43,190        177,829        169,380
        Depreciation and amortization                                 14,975         13,350         56,676         53,195
        General and administrative, including Sarbanes-
                Oxley costs                                           11,465          7,933         33,315         28,402
        Valero merger costs                                            2,916           --            2,916           --
                                                                 -----------    -----------    -----------    -----------
                Total consolidated costs and expenses                263,222        184,252        918,469        737,287
                                                                 -----------    -----------    -----------    -----------
Consolidated operating income                                         32,403         29,824        136,779        128,504

Consolidated interest and other income                                    95            157            336            365

Consolidated interest expense                                        (11,300)       (10,760)       (43,579)       (39,576)
                                                                 -----------    -----------    -----------    -----------
Consolidated income before gain on issuance of units by KPP, income taxes, interest of outside non-controlling
        partners in KPP's net income and cumulative effect of
        change in accounting principle                                21,198         19,221         93,536         89,293

Gain on issuance of units by KPP                                        --             --             --           10,898

Income tax expense                                                      (223)        (1,290)        (3,251)        (4,887)

Interest of outside non-controlling partners in KPP's net income     (16,824)       (12,757)       (65,933)       (61,908)
                                                                 -----------    -----------    -----------    -----------
Income before cumulative effect of change in accounting principle      4,151          5,174         24,352         33,396

Cumulative effect of change in accounting principle - adoption of
        new accounting standard for asset retirement obligations        --             --             --             (313)
                                                                 -----------    -----------    -----------    -----------
Net income                                                       $     4,151    $     5,174    $    24,352    $    33,083
                                                                 ===========    ===========    ===========    ===========
Earnings per share:
   Basic:
    Before cumulative effect of change in accounting principle   $      0.35    $      0.44    $      2.07    $      2.89
    Cumulative effect of change in accounting principle                 --             --             --            (0.03)
                                                                 -----------    -----------    -----------    -----------
                                                                 $      0.35    $      0.44    $      2.07    $      2.86
                                                                 ===========    ===========    ===========    ===========
   Diluted:
    Before cumulative effect of change in accounting principle   $      0.34    $      0.43    $      2.03    $      2.84
    Cumulative effect of change in accounting principle                 --             --             --            (0.03)
                                                                 -----------    -----------    -----------    -----------
                                                                 $      0.34    $      0.43    $      2.03    $      2.81
                                                                 ===========    ===========    ===========    ===========

                               KANEB SERVICES LLC
                            SUPPLEMENTAL INFORMATION
                    (In thousands, except per share amounts)
                                  (Unaudited)

                                                                        Three Months                       Year
                                                                     Ended December 31,              Ended December 31,
                                                                 --------------------------    --------------------------
                                                                     2004           2003           2004           2003
                                                                 -----------    -----------    -----------    -----------
Income before cumulative effect of change in
        accounting principle                                     $     4,151    $     5,174    $    24,352    $    33,396
Parent Company Valero merger costs *                                   1,510           --            1,510           --
Gain on issuance of units by KPP                                        --             --             --          (10,898)
                                                                 -----------    -----------    -----------    -----------
Income before Parent Company Valero merger costs, gain
        on issuance of units by KPP and cumulative effect of
        change in accounting principle                           $     5,661    $     5,174    $    25,862    $    22,498
                                                                 ===========    ===========    ===========    ===========
Diluted earnings per share before Parent Company Valero merger costs, gain on issuance of units by KPP and cumulative
        effect of change in accounting principle                 $      0.47    $      0.43    $      2.16    $      1.91
                                                                 ===========    ===========    ===========    ===========
Weighted average diluted shares outstanding                           12,095         11,914         11,981         11,792
                                                                 ===========    ===========    ===========    ===========
Consolidated revenues (including KPP):
        Pipeline                                                 $    30,701    $    30,826    $   119,803    $   119,633
        Terminaling                                                   67,800         58,071        259,352        234,958
        Product Marketing                                            197,124        125,179        676,093        511,200
                                                                 -----------    -----------    -----------    -----------
                                                                 $   295,625    $   214,076    $ 1,055,248    $   865,791
                                                                 ===========    ===========    ===========    ===========
Consolidated operating income (including KPP):
        Pipeline                                                 $    14,050    $    12,824    $    48,853    $    51,860
        Terminaling                                                   16,122         14,965         74,663         66,532
        Product Marketing                                              4,475          2,599         17,262         12,233
        General and administrative, including Sarbanes-
              Oxley costs                                               (734)          (564)        (2,489)        (2,121)
        Parent Company Valero merger costs                            (1,510)          --           (1,510)          --
                                                                 -----------    -----------    -----------    -----------
                                                                 $    32,403    $    29,824    $   136,779    $   128,504
                                                                 ===========    ===========    ===========    ===========
Supplemental cash flow information:
        Distributions received from KPP                          $     7,097    $     6,838    $    27,867    $    25,239
        General and administrative, including Sarbanes-Oxley
              costs                                                     (471)          (564)        (2,050)        (2,121)
        Parent Company Valero merger costs                            (1,510)          --           (1,510)          --
        Parent Company interest expense                                 (160)          (139)          (577)          (613)
                                                                 -----------    -----------    -----------    -----------
                                                                 $     4,956    $     6,135    $    23,730    $    22,505
                                                                 ===========    ===========    ===========    ===========


*       Does not include allocated portion of KPP's Valero merger costs.

                         KANEB PIPE LINE PARTNERS, L.P.
                       CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per unit amounts)
                                  (Unaudited)


                                                                        Three Months                       Year
                                                                     Ended December 31,              Ended December 31,
                                                                 --------------------------    --------------------------
                                                                     2004           2003           2004           2003
                                                                 -----------    -----------    -----------    -----------
Revenues:
        Services                                                 $    98,501    $    88,897    $   379,155    $   354,591
        Products                                                      81,669         53,408        269,054        215,823
                                                                 -----------    -----------    -----------    -----------
                Total revenues                                       180,170        142,305        648,209        570,414
                                                                 -----------    -----------    -----------    -----------
Costs and expenses:
        Cost of products sold                                         74,656         49,065        246,858        195,100
        Operating costs                                               44,254         42,973        176,976        168,537
        Depreciation and amortization                                 14,971         13,341         56,648         53,155
        General and administrative, including Sarbanes-Oxley
             costs                                                    10,451          7,080         29,531         25,121
        Valero merger costs                                            1,406           --            1,406           --
                                                                 -----------    -----------    -----------    -----------
                Total costs and expenses                             145,738        112,459        511,419        441,913
                                                                 -----------    -----------    -----------    -----------
Operating income                                                      34,432         29,846        136,790        128,501

Interest and other income                                                102            129            267            261

Interest expense                                                     (11,083)       (10,579)       (42,750)       (38,757)
                                                                 -----------    -----------    -----------    -----------
Income before minority interest, income taxes and cumulative
        effect of change in accounting principle                      23,451         19,396         94,307         90,005

Minority interest in net income                                         (232)          (180)          (910)          (848)

Income tax expense                                                      (227)        (1,408)        (3,282)        (5,223)
                                                                 -----------    -----------    -----------    -----------
Income before cumulative effect of change in accounting principle     22,992         17,808         90,115         83,934

Cumulative effect of change in accounting principle - adoption of
        new accounting standard for asset retirement obligations        --             --             --           (1,577)
                                                                 -----------    -----------    -----------    -----------
Net income                                                            22,992         17,808         90,115         82,357

General partner's interest in net income                              (2,478)        (2,252)        (9,718)        (8,426)
                                                                 -----------    -----------    -----------    -----------
Limited partners' interest in net income                           $  20,514    $    15,556    $    80,397    $    73,931
                                                                 ===========    ===========    ===========    ===========
Allocation of net income per unit:
        Before cumulative effect of change in accounting         $      0.72    $      0.55    $      2.84    $      2.74
              principle
        Cumulative effect of change in accounting principle             --             --             --            (0.06)
                                                                 -----------    -----------    -----------    -----------
                                                                 $      0.72    $      0.55    $      2.84    $      2.68
                                                                 ===========    ===========    ===========    ===========
Weighted average number of Partnership units outstanding              28,328         28,318         28,322         27,633
                                                                 ===========    ===========    ===========    ===========

                         KANEB PIPE LINE PARTNERS, L.P.
                            SUPPLEMENTAL INFORMATION
                                  (Unaudited)

                                                                        Three Months                       Year
                                                                     Ended December 31,              Ended December 31,
                                                                 --------------------------    --------------------------
                                                                     2004           2003           2004           2003
                                                                 -----------    -----------    -----------    -----------
Revenues (in 000s):
        Pipeline                                                 $    30,701    $    30,826    $   119,803    $   119,633
        Terminaling                                                   67,800         58,071        259,352        234,958
        Product sales                                                 81,669         53,408        269,054        215,823
                                                                 -----------    -----------    -----------    -----------
                                                                 $   180,170    $   142,305    $   648,209    $   570,414
                                                                 ===========    ===========    ===========    ===========

Operating income (in 000s):
        Pipeline                                                 $    14,050    $    12,824    $    48,853    $    51,860
        Terminaling                                                   16,122         14,965         74,663         66,532
        Product sales                                                  4,260          2,057         13,274         10,109
                                                                 -----------    -----------    -----------    -----------
                                                                 $    34,432    $    29,846    $   136,790    $   128,501
                                                                 ===========    ===========    ===========    ===========
Depreciation and amortization (in 000s):
        Pipeline                                                 $     3,666    $     3,569    $    14,538    $    14,117
        Terminaling                                                   11,070          9,556         41,232         38,089
        Product sales                                                    235            216            878            949
                                                                 -----------    -----------    -----------    -----------
                                                                 $    14,971    $    13,341    $    56,648    $    53,155
                                                                 ===========    ===========    ===========    ===========
Capital expenditures (in 000s):
        Maintenance and environmental                            $    13,414    $     6,782    $    30,853    $    20,327
        Expansion                                                      3,046          5,906         11,361         24,414
                                                                 -----------    -----------    -----------    -----------
                                                                 $    16,460    $    12,688    $    42,214    $    44,741
                                                                 ===========    ===========    ===========    ===========
EBITDA (in 000s):
        Income before cumulative effect of change in
                accounting principle                             $    22,992    $    17,808    $    90,115    $    83,934
        Interest expense                                              11,083         10,579         42,750         38,757
        Income tax expense                                               227          1,408          3,282          5,223
        Depreciation and amortization                                 14,971         13,341         56,648         53,155
        Interest and other income                                       (102)          (129)          (267)          (261)
        Minority interest in net income                                  232            180            910            848
                                                                 -----------    -----------    -----------    -----------
                                                                 $    49,403    $    43,187    $   193,438    $   181,656
                                                                 ===========    ===========    ===========    ===========
Pipeline operating statistics:
         Barrel miles shipped on petroleum
                pipelines (in billions)                                  5.5            5.5           22.2           21.3
                                                                 ===========    ===========    ===========    ===========
        Volumes shipped on anhydrous ammonia
                pipeline (in thousands of tons)                          301            281          1,123          1,157
                                                                 ===========    ===========    ===========    ===========
Terminaling operating statistics:
        Average barrels of tankage
             utilized (in millions)                                     49.3           45.9           48.9           46.7
                                                                 ===========    ===========    ===========    ===========
        Average annualized revenues per barrel
             of tankage utilized                                 $      5.48    $      5.02    $      5.30    $      5.02
                                                                 ===========    ===========    ===========    ===========
